Management Presentation

August 2012

YOUR SUCCESS COMES FIRST

First Business

Forward Looking Statement

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of federal securities laws. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans and competition. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See Item 1A - Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2011 for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statements, which speak only as of the date made. The factors described within the Form 10-K could affect the financial performance of FBIZ and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result, or be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

FBIZ Company Overview

YOUR SUCCESS COMES FIRST

First Business

Corporate Profile

- Headquarters: Madison, WI
- Total assets at June 30, 2012: $1.2 Billion
- 1 of 2 WI based commercial bank holding companies listed on NASDAQ or NYSE
- Insider ownership of 18.9%[(1)]
- Business-focused model (no retail branch network)
- Experienced leadership
- Entrepreneurial management style
- 100% organic growth
  - Protects culture
  - Protects credit standards
- Unit/De novo growth

The mission of First Business Financial Services, Inc. is to build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals.

1. Data as of the date of the Company's Proxy statement of March 14, 2012

Footprint



Minneapolis, MN ^
Madison, WI *
Chicago, IL ^
St. Louis, MO ^
Denver, CO ^ #
Kansas City, KS #
Appleton, WI *
Milwaukee, WI *
Detroit, MI ^
Cleveland, OH ^
* Full Service Banking Office
^ Asset-Based Lending Business Development Office
# Equipment Finance Business Development Office

History of First Business


Jun 2000
First Business
Bank - Milwaukee
Mar 1990
First Business
Bank - Madison
May 1995
First Business
Capital Corp.
Dec 2001
First Business
Trust & Investments
Sep 2006
First Business
Bank – Northeast[1]
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Oct 1998
First Business
Equipment Finance

Source: FBIZ Management.

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Senior Executive Team

Corey Chambas

- President & Chief Executive Officer of First Business Financial Services, Inc.
- 28 years of commercial banking experience specializing in commercial lending & cash management
- 19 years with First Business
- Prior to joining First Business, Mr. Chambas held various senior lending positions with M & I Bank

Jim Ropella

- Chief Financial Officer
- Over 30 years of experience in finance and accounting primarily in the banking industry
- 12 years with First Business
- Prior to joining First Business, Mr. Ropella was Treasurer of a consumer products company, which followed an 18 year career with Firstar Corporation, now known as US Bancorp

Michael Losenegger

- Chief Credit Officer
- 27 years of commercial banking experience
- 9 years with First Business
- Prior to joining First Business, Mr. Losenegger held various senior lending positions with M & I Bank

Mark Meloy

- President & Chief Executive Officer of First Business Bank
- 29 years of commercial banking experience
- 12 years with First Business
- Prior to First Business, Mr. Meloy was a senior relationship manager with Firstar Bank now part of US Bank

Source: SEC filings and FBIZ management.

Senior Executive Team

Barbara Conley

- General Counsel and Corporate Secretary
- Juris Doctor, University of Wisconsin Law School, magna cum laude, Member of the State Bar of Wisconsin
- Over 30 years of commercial banking experience
- 5 years with First Business
- Prior to joining First Business, Ms. Conley held various senior lending positions with Associated Bank

Dave Vetta

- President & Chief Executive Officer of First Business Bank – Milwaukee
- Over 30 years of banking experience
- 6 years with First Business
- Prior to joining First Business, Mr. Vetta was a senior member of JP Morgan Asset Management overseeing institutional investment sales and the regional private client group

Chuck Batson

- President & Chief Executive Officer of First Business Capital Corp.
- Over 30 years of asset-based lending experience
- 7 years with First Business
- Prior to joining First Business, Mr. Batson was a senior member of Wells Fargo Business Credit, Inc.

Joan Burke

- President of First Business Bank's Trust Division
- Over 30 years of experience in providing trust and investment services
- 11 years with First Business
- Prior to joining First Business, Ms. Burke was the President, Chief Executive Officer and Chairperson of the Board of Johnson Trust Company and certain of its affiliates

Source: SEC filings and FBIZ management.

Senior Executive Team

Randy Shumate

- President of First Business Equipment Finance – National Division
- 25 years of equipment finance and leasing experience
- 4 months with First Business
- Prior to joining First Business, Mr. Shumate was the President of Midland Capital Partners, LLC, a middle market equipment leasing company, which followed a 19 year career in the equipment finance and lease divisions of ITT Capital and Transamerica Commercial Finance

Mickey Noone

- President of First Business Bank – Northeast Region
- 20 years of commercial banking experience
- 6 years with First Business
- Prior to joining First Business, Mr. Noone was Senior Vice President with First National Bank – Fox Valley and prior to that position he was a Vice President of M & I First American Bank in Wausau, Wisconsin

Jodi Chandler

- Senior Vice President – Human Resources
- Over 25 years of experience in human resources
- 20 years with First Business
- Prior to joining First Business, Ms. Chandler was Office Manager for an insurance agency.

Source: SEC filings and FBIZ management.

Corporate Strategy

- High efficiency operating model
- "Business Bank"
  - Limited branch network
  - Invest in technology to serve the needs of our business clients
  - Specialized products designed to serve the needs of small businesses and their executives and owners
- Capitalize on market disruption
  - "Lift outs"
  - Market to business clients looking for local, relationship-based bankers

Recent Financial Performance

YOUR SUCCESS COMES FIRST

First Business

Highlights through June 30, 2012

- Net Income $3.8 million, $1.44 fully diluted EPS
  - Diluted EPS of $1.44 vs. $1.49 in the first 6 months of 2011
  - First six months of 2011 included a one-time tax benefit which reduced the effective tax rate to 16%
- Top line revenue increased 6.8% year over year to $22.3 million
- Net interest margin increased 5 basis points to 3.32% from the first half of 2012
- Trust and Investment Services revenue of $1.4 million, up 11.3% year over year
  - Assets under management and administration increased to $747.2 million, up 26.9% year over year
- Year to date average in-market deposits grew by $125.5 million from the first half of 2011
- Nonperforming assets/assets continued to improve, falling to 1.50%

Source: SEC filings.

Financial Highlights

(dollars in thousands)	At or For the Years Ended 2007	2008	2009	2010	2011	At or for the 6 Months Ended 6/30/2012
Income Statement						
Net Interest Income	$ 23,208	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 18,535
Provision for Loan and Lease Losses	2,904	4,299	8,225	7,044	4,250	2,549
Non-Interest Income	4,383	5,105	6,128	6,743	7,060	3,754
Gain on Sale of Securities	-	-	322	-	-	-
Goodwill Impairment	-	-	-	2,689	-	-
Non-Interest Expense	19,624	21,884	24,501	25,671	26,397	13,964
Income before Taxes	5,063	5,180	1,758	3,290	11,874	5,776
Income Tax Expense	1,807	2,056	717	2,349	3,449	2,001
Net Income	$ 3,256	$ 3,124	$ 1,041	$ 941	$ 8,425	$ 3,775
Balance Sheet Data						
Total Cash and cash equivalents	$ 17,624	$ 23,684	$ 112,737	$ 50,819	$ 130,093	$ 78,369
Securities	99,745	111,491	124,653	155,746	170,386	195,904
Loans and Leases	781,487	852,392	853,931	877,206	850,842	862,529
Allowance for Loan and Lease Losses	9,854	11,846	14,124	16,271	14,155	14,818
Other Assets	29,436	35,065	40,239	39,557	39,999	38,042
Total Assets	$ 918,438	$ 1,010,786	$ 1,117,436	$ 1,107,057	$ 1,177,165	$ 1,160,026
Total Deposits	$ 776,060	$ 838,874	$ 984,374	$ 988,298	$ 1,051,312	$ 1,029,230
Borrowings	50,986	55,526	18,515	2,504	1,292	3,396
Junior Subordinated Debt	-	10,315	10,315	10,315	10,315	10,315
Subordinated Debt	31,000	39,000	39,000	39,000	39,000	39,000
Total Liabilities	869,886	957,780	1,063,043	1,051,722	1,112,951	1,092,260
Common Equity	48,951	51,941	52,849	53,543	61,723	65,393
AOCI	(399)	1,065	1,544	1,792	2,491	2,373
Total Stockholder's Equity	$ 48,552	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 67,766
Key Metrics						
Operating ROAA[1]	0.39%	0.32%	0.08%	0.33%	0.75%	0.64%
Operating ROAE[1]	6.86%	6.11%	1.55%	6.46%	14.03%	11.26%
Efficiency Ratio	71.0%	66.4%	68.2%	65.8%	61.1%	61.6%
Net Interest Margin	2.87%	2.81%	2.77%	3.04%	3.29%	3.32%

Source: SEC filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules.

1. Operating ROAA and ROAE exclude the impact of the goodwill impairment and gains on sales of securities. Realized gains tax-effected at 39.214%.

Loan and Lease Composition



1-4 Family Residential RE 4.0%
Leases 1.9%
All Other Loans 2.0%
Multifamily 6.7%
Commercial and Industrial 27.9%
Construction & Development 5.0%
Commercial RE - Nonowner Occupied 34.6%
Commercial RE - Owner Occupied 17.9%

($000)		June 30, 2012	% of Total
Commercial and Industrial	$	241,130	27.9%
Commercial RE - OO		154,191	17.9%
Commercial RE - Non-OO		298,890	34.6%
Construction & Development		43,126	5.0%
Multifamily		58,254	6.7%
1-4 Family Residential RE		34,453	4.0%
Leases		16,012	1.9%
All Other Loans		17,119	2.0%
Total Loans and Leases		863,175	100.0%
Deferred Loan Fees		704	
Total Gross Loans and Leases	$	862,471	

Source: SEC filings.

Strategic Objectives

Strategic Objectives

- Continue organic revenue growth
- Achieve additional improvement in core earnings
- Continue to improve our core funding mix by capturing local deposits from commercial clients & their owners
- Continue asset quality improvement
- Maintain strong profitability/ROA
- Invest in talent for future growth and profitability

Top Line Revenue Growth[1]


$50
$40
$30
$20
$10
$0
Millions
$3.8M 13.7%
$3.1M 10.0%
$4.2M 12.2%
$3.8M 9.9%
$1.4M 6.8%
2008
2009
2010
2011
YTD 6/30/11
YTD 6/30/12

Compound Annual Revenue Growth Rate From 12/31/08 – 12/31/11 = 10.7%

Source: SEC Filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules.

1. Top line revenue growth calculated as net interest income + total noninterest income (including realized gains on securities). Dollar values represent annual increase in top-line revenue. Percentages represent year over year change.

Core Earnings Growth[1]



Millions
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$2.6M
32.1%
-$0.2M
-1.6%
$2.9M
27.8%
$3.3M
25.1%
$1.0M
12.7%
2008
2009
2010
2011
YTD 6/30/11
YTD 6/30/12

Compound Annual Growth Rate From 12/31/08 – 12/31/11 = 16.3%

Source: SEC Filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules.

1. Core earnings defined as earnings before tax plus loan and lease loss provision plus loss on foreclosed properties plus goodwill impairment less realized gains on securities. Dollar values represent annual increase in core earnings. Percentages represent year over year change.

Deposit Composition



Millions
$1,200
$1,000
$800
$600
$400
$200
$0
5.25%
4.50%
3.75%
3.00%
2.25%
1.50%
0.75%
2008
2009
2010
2011
YTD 6/30/12
Brokered Deposits
Money Market
NIB Transaction Accounts
Local CDs
Int. Bearing Transaction Accounts
Cost of Total Deposits

Local Deposits - Compound Annual Growth Rate From 12/31/08 -06/30/12 = 17.4%

Source: SEC filings. See Appendix for non GAAP reconciliation schedules.

Asset Quality Trends

(dollars in thousands)	2008	2009	2010	2011	First Half 2012
Non-Accrual Loans and Leases	$ 16,285	$ 27,825	$ 38,406	$ 21,766	$ 15,451
90+ Days Delinquent	0	0	0	0	0
Non-Performing Loans and Leases	$ 16,285	$ 27,825	$ 38,406	$ 21,766	$ 15,451
OREO	3,011	1,671	1,750	2,236	1,937
Non-Performing Assets	$ 19,296	$ 29,496	$ 40,156	$ 24,002	$ 17,388
NPLs/Loans and Leases	1.91%	3.26%	4.37%	2.56%	1.79%
NPAs/Assets	1.91%	2.64%	3.63%	2.04%	1.50%
Texas Ratio [1]	31.08%	44.84%	56.10%	30.63%	21.05%
Net Charge Offs	$ 2,307	$ 5,947	$ 4,897	$ 6,366	$ 1,886
NCOs / Avg Loans and Leases (annualized)	0.28%	0.69%	0.57%	0.74%	0.45%
Allowance for Loan and Lease Losses/NPLs(%)	72.7%	50.8%	42.4%	65.0%	95.9%
Allowance for Loan & Lease Losses/ Loans & Leases (%)	1.39%	1.65%	1.85%	1.66%	1.72%

- As of 6/30/12, $12.0 million of our nonaccrual loans and leases were impaired but current with respect to principal & interest

Source: SEC filings and FBIZ management

1. Texas Ratio =(Nonaccrual + 90 day PD + OREO) / (Tangible Equity + Allowance for loan and lease losses). See Appendix for non GAAP reconciliation schedules.

Net Charge-Offs as a Percentage of Average Loans and Leases


2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2006
2007
2008
2009
2010
2011
YTD 6/30/12
FBIZ
All BHCs
WI-Based BHCs
Peer Group

Source: SNL Financial and SEC Filings. All BHCs group comprised of all BHCs reporting consolidated regulatory financial data as of 12/31/2011.
* YTD 2012 data is annualized.

Operating Return on Average Assets



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.32%
0.08%
0.33%
0.75%
0.69%
0.64%
2008
2009
2010
2011
YTD 6/30/11
YTD 6/30/12

Source: SEC filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules.

1. Operating ROAA excludes the impact of the goodwill impairment and gains on sales of securities. Realized gains tax-effected at 39.214%.

Efficiency Ratio & FTEs



80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
150
140
130
120
110
100
90
80
126.0
121.5
124.3
126.7
135.8
66.4%
68.2%
65.8%
61.0%
61.6%
2008
2009
2010
2011
YTD 6/30/12
eff ratio
FTE

Source: SEC Filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules.

Tangible Book Value per Share



$27.00
$26.00
$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$19.74
$20.34
$21.29
$24.46
$25.77
2008
2009
2010
2011
06/30/12

Compound Annual Revenue Growth Rate From 12/31/08 – 6/30/12 = 7.9%

Source: SEC filings and FBIZ management. See Appendix for non GAAP reconciliation schedules.

Investment Considerations

Investment Considerations

- Local market opportunities available for locally based institutions with strong balance sheets
- Manageable legacy asset quality situation with low historical charge-off levels
- Improving core funding base
- Attractive valuation point for entry

Appendix
Non GAAP Reconciliations

Operating Returns and Core Earnings

Operating ROAA and Operating ROAE

(dollars in thousands)	For the Years Ended				6 Months Ended	
	2008	2009	2010	2011	6/30/2011	6/30/2012
Net Income	$ 3,124	$ 1,041	$ 941	$ 8,425	$ 3,862	$ 3,775
Realized Gain on Securities		(196)				
Goodwill Impairment			2,689	-		
Operating Net Income	$ 3,124	$ 845	$ 3,630	$ 8,425	$ 3,862	$ 3,775
Average Assets	$ 969,360	$ 1,053,316	$ 1,099,429	$ 1,129,051	$ 1,117,903	$ 1,172,622
Operating Return on Average Assets	0.32%	0.08%	0.33%	0.75%	0.69%	0.64%
Average Equity	$ 51,104	$ 54,688	$ 56,217	$ 60,061	$ 57,253	$ 67,071
Operating Return on Average Equity	6.11%	1.55%	6.46%	14.03%	13.49%	11.26%

Core Earnings (Pre-tax)

(dollars in thousands)	For the Years Ended				6 Months Ended	
	2008	2009	2010	2011	6/30/2011	6/30/2012
Earnings before tax	$ 5,180	$ 1,758	$ 3,290	$ 11,874	$ 4,594	$ 5,776
Provision for Loan and Lease Losses	4,299	8,225	7,044	4,250	2,878	2,549
Loss on Foreclosed Properties	1,043	691	206	420	130	242
Realized Gain on Securities		(322)				
Goodwill Impairment			2,689			
Core Earnings	$ 10,522	$ 10,352	$ 13,229	$ 16,544	$ 7,602	$ 8,567

1. Operating ROAA and ROAE are annualized.

Efficiency Ratio and Top Line Revenue

Efficiency Ratio

(dollars in thousands)	For the Years Ended				6 Months Ended	
	2008	2009	2010	2011	6/30/2011	6/30/2012
Non-Interest Expense	$ 21,884	$ 24,501	$ 28,360	$ 26,397	$ 13,399	$ 13,964
Loss on Foreclosed Properties	(1,043)	(691)	(206)	(420)	(130)	(242)
FDIC special assessment		(481)				
Goodwill Impairment			(2,689)			
Amortization of Other Intangible Assets	(25)	(22)	(19)	(32)	(9)	
Adjusted Non-Interest Expense (Numerator)	$ 20,816	$ 23,307	$ 25,446	$ 25,945	$ 13,260	$ 13,722
Net Interest Income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 17,453	$ 18,535
Non-Interest income	5,105	6,450	6,743	7,060	3,418	3,754
Realized Gain on Securities		(322)				
Adjusted Operating Revenue (Denominator)	$ 31,363	$ 34,162	$ 38,694	$ 42,521	$ 20,871	$ 22,289
Efficiency Ratio	66.4%	68.2%	65.8%	61.0%	63.5%	61.6%

Top Line Revenue

(dollars in thousands)	For the Years Ended				6 Months Ended	
	2008	2009	2010	2011	6/30/2011	6/30/2012
Net Interest Income	$ 26,528	$ 28,034	$ 31,951	$ 35,461	$ 17,453	$ 18,535
Total Noninterest Income	5,105	6,128	6,743	7,060	3,418	3,754
Gain on Sale of Securities		322				
Top Line Revenue	$ 31,633	$ 34,484	$ 38,694	$ 42,521	$ 20,871	$ 22,289

Deposit Cost and Tangible Book Value

Cost of Total Deposits

(dollars in thousands)	For the Years Ended				6 Months Ended	
	2008	2009	2010	2011	6/30/2011	6/30/2012
Interest Expense on Total Interest-bearing Deposits	$ 29,431	$ 24,398	$ 20,747	$ 17,115	$ 9,000	$ 7,076
Average Interest-bearing Deposits	$ 777,280	$ 864,304	$ 898,890	$ 892,958	$ 890,731	$ 911,566
Average Non-interest-bearing Deposits	59,432	51,665	68,430	112,899	104,718	130,893
Denominator	$ 836,712	$ 915,969	$ 967,320	$ 1,005,857	$ 995,449	$ 1,042,459
Deposit Cost	3.52%	2.66%	2.14%	1.70%	1.81%	1.36%

Tangible Book Value Per Share

(dollars in thousands, except share data)	For the Years Ended				As of	
	2008	2009	2010	2011	6/30/2011	6/30/2012
Stockholders' Equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 59,847	$ 67,766
Intangible Assets	(2,762)	(2,740)	(32)	-	(23)	
Numerator	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 59,824	$ 67,766
Shares Outstanding	2,545,546	2,539,306	2,597,820	2,625,569	2,597,820	2,629,352
Tangible Book Value per Share	$ 19.74	$ 20.34	$ 21.29	$ 24.46	$ 23.03	$ 25.77

1. Average non-interest-bearing deposits for 2008 is equal to the average of the period end balances for each of the four calendar quarters in 2008.
2. Cost of Total Deposits is annualized.

Texas Ratio

Texas Ratio

(dollars in thousands)	For the Quarters Ended								
	6/30/2010	9/30/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/30/2011	3/31/2012	6/30/2012
Nonaccrual Loans and Leases	$ 31,456	$ 30,918	$ 38,406	$ 39,190	$ 34,624	$ 27,015	$ 21,766	$ 20,199	$ 15,451
90+ Days Past Due	-	-	-	-	-	-	-	-	-
Other Real Estate Owned	1,322	1,247	1,750	2,327	1,400	2,043	2,236	2,590	1,937
Nonpreforming Assets	$ 32,778	$ 32,165	$ 40,156	$ 41,517	$ 36,024	$ 29,058	$ 24,002	$ 22,789	$ 17,388
Allowance for Loan and Lease Losses	15,091	15,684	16,271	16,802	15,937	14,141	14,155	14,451	14,818
Total Equity	$ 54,313	$ 55,511	$ 55,335	$ 56,317	$ 59,847	$ 61,750	$ 64,214	$ 66,434	$ 67,766
Intangible Assets	(41)	(36)	(32)	(28)	(23)	(19)	-		
Tangible Total Equity	$ 54,272	$ 55,475	$ 55,303	$ 56,289	$ 59,824	$ 61,731	$ 64,214	$ 66,434	$ 67,766
Texas Ratio	47.26%	45.20%	56.10%	56.80%	47.55%	38.30%	30.63%	28.17%	21.05%

YOUR SUCCESS COMES FIRST

First Business